Exhibit 99.2


                    NATURE VISION, INC. AND SUBSIDIARIES
                    PRO FORMA CONSOLIDATED BALANCE SHEET
                             SEPTEMBER 30, 2006


                                                            As Reported
ASSETS                                                       Unaudited          Pro forma                 Pro forma
                                                         September 30, 2006     Adjustments           September 30, 2006
                                                         ------------------     ------------          ------------------

CURRENT ASSETS
   Cash and Cash Equivalents                             $               --     $  1,988,252  (1)     $        2,698,946
                                                                                     710,694  (3)
   Accounts Receivable, net                                       2,438,843       (1,292,411) (5)              1,146,432
   Due From Buyer (Inventory hold back)                                  --          125,000  (1)                125,000
   Inventories, net                                               7,627,878       (2,340,671) (5)              5,287,207
   Prepaid Expenses                                                 396,585          (95,687) (1)                228,731
                                                                                     (72,167) (3)
   Deferred Income Taxes                                          1,040,000          (93,000) (2)                921,000
                                                                                     (26,000) (4)
   Current assets of discontinued operations - Norman             1,942,327       (1,942,327) (1)                     --
   Current assets of discontinued operations - Vaddio                    --        3,633,082  (5)              3,633,082
                                                         ------------------     ------------          ------------------
         Total Current Assets                                    13,445,633          594,765                  14,040,398

PROPERTY AND EQUIPMENT, NET                                       2,001,674         (181,623) (3)              1,820,051

NON-CURRENT ASSETS
   Building and Land Held for Sale, Net                             565,462               --                     565,462
   Other assets of discontinued operations                           14,098          (14,098) (1)                     --
   Cash Value Life Insurance                                        147,764               --                     147,764
   Deferred Income Taxes                                            435,746               --                     435,746
   Note Receivable - Dispositions of Assets                              --          300,000  (1)                300,000
   Intangibles - net                                                117,841               --                     117,841
                                                         ------------------     ------------          ------------------
         Total Non-Current Assets                                 1,280,911          285,902                   1,566,813
                                                         ------------------     ------------          ------------------

         TOTAL ASSETS                                    $       16,728,218     $    699,044          $       17,427,262
                                                         ==================     ============          ==================


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Checks issued in excess of cash in bank               $          361,278     $         --          $          361,278
   Current Portion Contract Payable Vaddio                          445,501               --                     445,501
   Current Portion of Deferred Retirement Benefits                   71,400               --                      71,400
   Line of Credit, Bank                                           5,125,000               --                   5,125,000
   Account Payable                                                1,117,076          130,000  (1)              1,685,576
                                                                                     438,500  (3)
   Accrued Payroll and Payroll Taxes                                289,888          (48,376) (3)                241,512
   Accrued Expenses                                                 703,036               --                     703,036
                                                         ------------------     ------------          ------------------
         Total Current Liabilities                                8,113,179          520,124                   8,633,303

LONG-TERM LIABILITIES
   Deferred Retirement Benefits                                     575,507               --                     575,507
   Deferred Income Taxes                                            514,200               --                     514,200
                                                         ------------------     ------------          ------------------
         Total Non-Current Liabilities                            1,089,707               --                   1,089,707
                                                         ------------------     ------------          ------------------

         Total Liabilities                                        9,202,886          520,124                   9,723,010
                                                         ------------------     ------------          ------------------

STOCKHOLDERS' EQUITY
   Common Stock, $.16 Par Value per Share
         25,000,000 Shares Authorized
         Common Shares Issued and Outstanding at
         September 30, 2006 were 2,217,887                          354,862               --                     354,862
   Additional Paid-In Capital                                     6,698,487               --                   6,698,487
   Retained Earnings                                                471,983          231,140  (1)                650,903
                                                         ------------------                           ------------------
                                                                                     (93,000) (2)
                                                                                      66,780  (3)
                                                                                     (26,000) (4)
                                                                                ------------
         Total Stockholders' Equity                               7,525,332          178,920                   7,704,252
                                                         ------------------     ------------          ------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $       16,728,218     $    699,044          $       17,427,262
                                                         ==================     ============          ==================

                      NATURE VISION, INC. AND SUBSIDIARIES
               PRO FORMA ADJUSTMENTS - CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2006



                   (1)
Cash                                                  $ 1,988,252
Due from buyer                                        $   125,000
Note receivable                                       $   300,000
        Inventories                                                  $ 1,942,327
        Prepaid expenses                                             $    95,687
        Property and equipment                                       $    14,098
        Accounts payable                                             $   130,000
        Retained earnings (gain related to sale)                     $   326,827

To record sale of inventories and property and equipment based on carrying amount of inventories of $2,038,014 and property and equipment net book value of $14,098. Sales proceeds received were cash of $1,988,252, 3 year note receivable of $300,000 and a 90 day inventory holdback of $125,000. Also record transaction costs payable (legal and broker fee) totaling $130,000. See recap below:

Cash received                                          $ 1,988,252
Note receivable                                        $   300,000
Due from buyer                                         $   125,000
                                                      -------------
        Subtotal                                       $ 2,413,252
Less: Transaction costs                                $  (130,000)
                                                      -------------
        Net proceeds on sale                           $ 2,283,252
Less: Inventories carrying amount                      $(1,942,327)
Less: Prepaid expenses                                 $   (95,687)
Less: Property and equipment carrying amount           $   (14,098)
                                                      -------------
        Gain on disposition of assets                  $   231,140
                                                      -------------


                   (2)
Retained earnings (gain related to sale)               $    93,000
        Deferred income tax asset                                    $    93,000

To record income tax related to pretax gain of $231,140 at an effective rate of 40%. The income tax provision reduces the deferred tax asset recorded related to the net operating loss carry forwards as of September 30, 2006.

                   (3)
Cash                                                   $   710,694
Accrued Paid Time Off                                  $    48,376
        Prepaid expenses                                             $    72,167
        Property and equipment                                       $   181,623
        Accounts payable                                             $   438,500
        Retained earnings (gain related to sale)                     $    66,780

Sale of property and equipment based on net book value of $181,623 and prepaid of $72,167 Sales proceeds received were cash of $710,694 along with the assumption of accrued paid time off $48,376 for a total consideration of $759,070. Transaction costs payable was recorded in the amount of $438,500 (primarily legal, accounting and brokerage fees). See recap below:

Cash received                                          $   710,694
Assumption of Paid Time Off                            $    48,376
                                                      -------------
        Subtotal                                       $   759,070
Less: Transaction costs                                $  (438,500)
                                                      -------------
        Net proceeds on sale                           $   320,570
Less: Prepaids                                         $   (72,167)
Less: Property and equipment carrying amount           $  (181,623)
                                                      -------------
        Gain on disposition of assets                  $    66,780
                                                      =============

                   (4)
Retained earnings (gain related to sale)               $    26,000
        Deferred income tax asset                      $    26,000

To record income tax related to pretax gain of $66,780 at an effective rate of 40%. The income tax provision reduces the deferred tax asset recorded related to the net operating loss carry forwards as of September 30, 2006.

                   (5)
Current Assets on Discontinued Operations - Vaddio     $ 3,633,082
        Accounts Receivable                                          $ 1,292,411
        Inventories                                                  $ 2,340,671

To reclassify current assets of discontinued operations

                       NATURE VISION, INC. AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                       NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                                                             Pro forma
                                                                            As Reported     Adjustments              Pro forma
                                                                           ------------    ------------            ------------

Sales, Net                                                                 $ 10,371,848    $  6,455,013 (A) (C)    $  3,916,835

Cost of Goods Sold                                                            7,025,421       4,029,093 (A) (C)       2,996,328
                                                                           ------------    ------------            ------------

        Gross Profit                                                          3,346,427       2,425,920                 920,507

Selling, General and Administrative Expenses                                  5,058,215       2,262,216 (A) (C)       2,795,999
                                                                           ------------    ------------            ------------

        Income(Loss) from Operations                                         (1,711,788)        163,704              (1,875,492)
                                                                           ------------    ------------            ------------

Other Income(Expense)
        Interest Expense                                                       (273,917)              0                (273,917)
        Gain on Sale of Property and Equipment                                    8,608          23,020 (A) (C)         (14,412)
        Other Income                                                             43,523          37,478 (A) (C)           6,045
                                                                           ------------    ------------            ------------
                   Net Other Income(Expenses)                                  (221,786)         60,498                (282,284)

                   Income(Loss) before Taxes & Discontinued Operations       (1,933,574)        224,202              (2,157,776)

Provision for Income Tax (Refund)Expense                                       (767,000)         96,000                (863,000)
                                                                           ------------    ------------            ------------

        Income(Loss) from Continuing Operations                              (1,166,574)        128,202              (1,294,776)

        Income from discontinued operations, net of tax                         131,236         128,202                 259,438
        Gain on assets, net of tax from discontinued operations - Norman              0         138,140 (B)             138,140
        Gain on assets, net of tax from discontinued operations - Vaddio              0          40,780     (D)          40,780
                                                                           ------------    ------------            ------------

                   Net Income                                              $ (1,035,338)   $    178,920            $   (856,418)
                                                                           ============    ============            ============


Income per Common Share
        Basic                                                              $      (0.47)   $       0.07            $      (0.39)
        Diluted                                                            $      (0.47)   $       0.08            $      (0.39)

Income (Loss) from Continuing Operations per Common Share
        Basic                                                              $      (0.53)                           $      (0.59)
        Diluted                                                            $      (0.53)                           $      (0.59)

Income from Discontinued Operations per Common Share
        Basic                                                              $       0.06    $       0.14            $       0.20
        Diluted                                                            $       0.06    $       0.14            $       0.20

Weighted Average Common Shares
        Basic                                                                 2,212,764       2,212,764               2,212,764
        Diluted                                                               2,212,764       2,212,764               2,212,764


                    NATURE VISION, INC. AND SUBSIDIARIES
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                        YEAR ENDED DECEMBER 31, 2005


                                                                                            Pro forma
                                                                           As Reported     Adjustments               Pro forma
                                                                           ------------    ------------             ------------

Sales, Net                                                                 $ 24,254,059    $ 12,590,621  (A) (C)    $ 11,663,438

Cost of Goods Sold                                                           16,623,927       9,079,071  (A) (C)       7,544,856
                                                                           ------------    ------------             ------------

        Gross Profit                                                          7,630,132       3,511,550                4,118,582

Selling, General and Administrative Expenses                                  6,007,722       2,885,813  (A) (C)       3,121,909
                                                                           ------------    ------------             ------------

        Income(Loss) from Operations                                          1,622,410         625,737                  996,673
                                                                           ------------    ------------             ------------

Other Income(Expense)
        Interest Expense                                                       (141,514)              0                 (141,514)
        Interest Income                                                             519               0                      519
        Gain on Sale of Property and Equipment                                  (29,378)        (29,378) (A) (C)              --
        Other Income                                                             19,897           5,887  (A) (C)          14,010
                                                                           ------------    ------------             ------------
              Net Other Income(Expenses)                                       (150,476)        (23,491)                (126,985)
                                                                           ------------    ------------             ------------

              Income(Loss) before Taxes & Discontinued Operations             1,471,934         602,246                  869,688

Provision for Income Tax (Refund)Expense                                        585,000         237,000                  348,000
                                                                           ------------    ------------             ------------

        Income(Loss) from Continuing Operations                                 886,934         365,246                  521,688

        Income from discontinued operations, net of tax                               0         365,246                  365,246
        Gain on assets, net of tax from discontinued operations - Norman              0         138,140  (B)             138,140
        Gain on assets, net of tax from discontinued operations - Vaddio              0          40,780      (D)          40,780
                                                                           ------------    ------------             ------------

              Net Income                                                   $    886,934    $    178,920             $  1,065,854
                                                                           ============    ============             ============


Income per Common Share
        Basic                                                              $       0.41    $       0.07             $       0.49
        Diluted                                                            $       0.39    $       0.08             $       0.47

Income (Loss) from Continuing Operations per Common Share
        Basic                                                              $       0.41                             $       0.24
        Diluted                                                            $       0.39                             $       0.23

Income from Discontinued Operations per Common Share
        Basic                                                              $         --    $       0.25             $       0.25
        Diluted                                                            $         --    $       0.24             $       0.24

Weighted Average Common Shares
        Basic                                                                 2,178,877       2,178,877                2,178,877
        Diluted                                                               2,263,746       2,263,746                2,263,746

                    NATURE VISION, INC. AND SUBSIDIARIES
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                    NINE MONTHS ENDED SEPTEMBER 30, 2005

                                                                                            Pro forma
                                                                           As Reported     Adjustments               Pro forma
                                                                           ------------    ------------             ------------

Sales, Net                                                                 $ 10,846,394    $  4,540,919  (A) (C)    $  6,305,475

Cost of Goods Sold                                                            7,747,232       3,186,170  (A) (C)       4,561,062
                                                                           ------------    ------------             ------------

        Gross Profit                                                          3,099,162       1,354,749                1,744,413

Selling, General and Administrative Expenses                                  3,196,404       1,223,487  (A) (C)       1,972,917
                                                                           ------------    ------------             ------------

        Income(Loss) from Operations                                            (97,242)        131,262                 (228,504)
                                                                           ------------    ------------             ------------

Other Income(Expense)
        Interest Expense                                                        (72,687)              0                  (72,687)
        Interest Income                                                             519               0                      519
        Gain on Sale of Property and Equipment                                        0               0                       --
        Other Income                                                             13,632           1,913  (A) (C)          11,719
              Net Other Income(Expenses)                                        (58,536)          1,913                  (60,449)
                                                                           ------------    ------------             ------------

              Income(Loss) before Taxes & Discontinued Operations              (155,778)        133,175                 (288,953)

Provision for Income Tax (Refund)Expense                                        (30,000)         85,000                 (115,000)
                                                                           ------------    ------------             ------------

        Income(Loss) from Continuing Operations                                (125,778)         48,175                 (173,953)

        Income from discontinued operations, net of tax                         392,078          48,175                  440,253
        Gain on assets, net of tax from discontinued operations - Norman              0         138,140 (B)              138,140
        Gain on assets, net of tax from discontinued operations - Vaddio              0          40,780      (D)          40,780
                                                                           ------------    ------------             ------------

              Net Income                                                   $    266,300    $    178,920             $    445,220
                                                                           ============    ============             ============


Income per Common Share
        Basic                                                              $       0.12    $       0.07             $       0.20
        Diluted                                                            $       0.12    $       0.08             $       0.20

Income (Loss) from Continuing Operations per Common Share
        Basic                                                              $      (0.06)                            $      (0.08)
        Diluted                                                            $      (0.06)                            $      (0.08)

Income from Discontinued Operations per Common Share
        Basic                                                              $       0.18    $       0.10             $       0.28
        Diluted                                                            $       0.18    $       0.10             $       0.28

Weighted Average Common Shares
        Basic                                                                 2,178,877       2,178,877                2,178,877
        Diluted                                                               2,229,423       2,229,423                2,229,423

                        NATURE VISION, INC. AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                            YEAR ENDED DECEMBER 31, 2004

                                                                                               Pro forma
                                                                        As Reported            Adjustments              Pro forma
                                                                        -----------            -----------              ----------

Sales, Net                                                              $12,361,543            $3,388,791 (A) (C)       $8,972,752

Cost of Goods Sold                                                        8,962,089             2,560,695 (A) (C)        6,401,394
                                                                        -----------            ----------               ----------

     Gross Profit                                                         3,399,454               828,096                2,571,358

Selling, General and Administrative Expenses                              3,156,166               854,900 (A) (C)        2,301,266
                                                                        -----------            ----------               ----------

     Income(Loss) from Operations                                           243,288               (26,804)                 270,092
                                                                        -----------            ----------               ----------

Other Income(Expense)
     Interest Expense                                                       (40,952)                    0                  (40,952)
     Interest Income                                                          4,094                 2,595  (A) (C)           1,499
     Other Income                                                            11,836                 4,470  (A) (C)           7,366
                                                                        -----------            ----------               ----------
            Net Other Income(Expenses)                                      (25,022)                7,065                  (32,087)
                                                                        -----------            ----------               ----------

            Income(Loss) before Taxes & Discontinued Operations             218,266               (19,739)                 238,005

Provision for Income Tax (Refund)Expense                                     79,136               (15,864)                  95,000
                                                                        -----------            ----------               ----------

     Income(Loss) from Continuing Operations                                139,130                (3,875)                 143,005

     Loss from discontinued operations, net of tax                                0                (3,875)                  (3,875)
     Gain on assets, net of tax from Discontinued Operations - Norman             0               138,140  (B)             138,140
     Gain on assets, net of tax from Discontinued Operations - Vaddio             0                40,780      (D)          40,780
                                                                        -----------            ----------               ----------

            Net Income                                                  $   139,130            $  178,920               $  318,050
                                                                        ===========            ==========               ==========


Income per Common Share
     Basic                                                              $      0.11            $     0.13               $     0.24
     Diluted                                                            $      0.10            $     0.12               $     0.22

Income (Loss) from Continuing Operations per Common Share
     Basic                                                              $      0.11                                     $     0.11
     Diluted                                                            $      0.10                                     $     0.10

Income from Discontinued Operations per Common Share
     Basic                                                              $        --            $     0.13               $     0.13
     Diluted                                                            $        --            $     0.12               $     0.12

Weighted Average Common Shares
     Basic                                                                1,303,375             1,303,375                1,303,375
     Diluted                                                              1,440,361             1,440,361                1,440,361

                      NATURE VISION, INC. AND SUBSIDIARIES
          PRO FORMA ADJUSTMENTS - CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005
              AND THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2006

                                 (A)
Reflects the sale of the Norman photographic product (entire product line treated as a business segment) line for the years ended December 31, 2004 and 2005 and the nine months ended September 30, 2005 and 2006

                                 (B)
To reflect gain on sale of Norman product line and related tax provision for the transaction at approximately 40%.

The gain was calculated as follows:

    Sale of inventories and property and equipment based on carrying amount of inventories of $2,038,014 and property and equipment net book value of $14,098. Sales proceeds received were cash of $1,988,252, 3 year note receivable of $300,000 and a 90 day inventory holdback of $125,000. Also record transaction costs payable (legal and broker fee) totaling $130,000.

    Cash received                                                 $   1,988,252
    Note receivable                                               $     300,000
    Due from buyer                                                $     125,000
                                                                  -------------
                        Subtotal                                  $   2,413,252
    Less: Transaction costs                                       $    (130,000)
                        Net proceeds on sale                      $   2,283,252
    Less: Inventories  & prepaid expenses carrying amount         $  (2,038,014)
    Less: Property and equipment carrying amount                  $     (14,098)
                                                                  -------------
                        Pre-Tax Gain on disposition of assets     $     231,140
                        Income Tax Provision                      $     (93,000)
                                                                  -------------
                        Gain, net of tax                          $     138,140
                                                                  =============

                                 (C)
Reflects the sale of the Vaddio product (entire product line treated as a business segment) line for the years ended December 31, 2004 and 2005 and the nine months ended September 30, 2005 and 2006

                                 (D)
To reflect gain on sale of Vaddio product line and related tax provision for the transaction at approximately 40%.

The gain was calculated as follows:

    Sale of property and equipment based on net book value of $181,623 and prepaid expenses of $72,167. Sales proceeds received were cash of $710,694 along with the assumption of accrued paid time off $48,376 for a total consideration of $759,070. Transaction costs payable was recorded in the amount of $438,500 (primarily legal, accounting and brokerage fees). See recap below:

    Cash received                                                 $     710,694
    Assumption of Paid Time Off                                   $      48,376
                                                                  -------------
                        Subtotal                                  $     759,070
    Less: Transaction costs                                       $    (438,500)
                                                                  -------------
                        Net proceeds on sale                      $     320,570
    Less: Prepaid expenses                                        $     (72,167)
    Less: Property and equipment carrying amount                  $    (181,623)
                                                                  -------------
                        Pre-Tax Gain on disposition of assets     $      66,780
                        Income Tax Provision                      $     (26,000)
                                                                  -------------
                        Gain, net of tax                          $      40,780
                                                                  =============


Unrecorded Portion
------------------
    A portion of the sale is in the form of an earn out, to be earned as 2% of collected receipts. These receipts are unsecured and will therefore be recorded as earned. Collected receipts will begin to be earned in March of 2007, with payments beginning in September 2007.

    Total Projected Maximum Future Earn Out                       $     750,000
    Less: Transaction Costs if Maximum Earn Out is collected      $     (95,800)
                                                                  -------------

    Unrecorded Pre-Tax Gain on disposition of assets              $     654,200
                                                                  =============